SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2 , 2002

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

         California                    0-31080                   68-0434802
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(State or other jurisdiction of      (Commission                (IRS Employer
        incorporation)               File Number)            Identification No.)

1500 Soscol Avenue, Napa, California                             94559-3045
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Press Release. On April 2, 2002, North Bay Bancorp issued a press release announcing the hiring, subject to the receipt of regulatory approval, of John A. Nerland as President and Chief Executive Officer of North Bay's subsidiary, Solano Bank. A copy of the press release is attached to this Current Report as
Exhibit 99.1 and incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

     (b)  Exhibits

          99.1 Press release announcing hiring of President and CEO of Solano Bank.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2002                     NORTH BAY BANCORP


                                        /s/ Terry L. Robinson
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                                        By: Terry L. Robinson, President and
                                        Chief Executive Officer


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